UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 6, 2014

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 6, 2014, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of The Cheesecake Factory Incorporated (the “Company”) approved the following base salaries for the executive officers of the Company whose names and titles are listed below.  Such base salaries are effective March 5, 2014.

Name	Title	Amount
David Overton	Chairman of the Board and Chief Executive Officer	$995,000
David M. Gordon	President	$525,000
W. Douglas Benn	Executive Vice President and Chief Financial Officer	$485,000
Debby R. Zurzolo	Executive Vice President, General Counsel and Secretary	$452,500
Max S. Byfuglin	President, The Cheesecake Factory Bakery Incorporated	$400,000

The Compensation Committee also approved grants of stock options and restricted shares of the Company’s common stock to each of the executive officers under the terms of the Company’s stockholder approved 2010 Stock Incentive Plan, dated February 25, 2010, as amended May 30, 2013 (“2010 Stock Incentive Plan”), as follows:

Name	Number of Stock Options	Number of Restricted Shares
David Overton	145,000	37,000
David M. Gordon	25,000	8,000
W. Douglas Benn	15,000	5,500
Debby R. Zurzolo	14,000	4,500
Max S. Byfuglin	13,000	4,000

The options on the Company’s common stock were granted at an exercise price of $48.19 per share, which was the closing price for the Company’s common stock on March 6, 2014, the date of grant.  These stock options vest as to 20% of the shares on each of March 6, 2015 through March 6, 2019.

Restricted shares of the Company’s common stock were granted subject to achievement of a performance condition approved by stockholders under the 2010 Stock Incentive Plan, which condition provides that vesting of the award is subject to the Company’s cumulative fully diluted earnings per share being equal to or greater than (i) a combined target for 2014 and 2015, or (ii) a combined target for 2014, 2015 and 2016, whichever occurs earlier.  If the performance condition is satisfied, the grants are then subject to time-based vesting at the rate of 60% of the shares on March 6, 2017 and 20% of the shares on each of March 6, 2018 and March 6, 2019.

These grants were made pursuant to the terms and conditions of a form of  Notice of Stock Option Grant and Agreement and/or Restricted Stock Grant Agreement for executive officers approved by the Compensation Committee on March 6, 2014 and attached as Exhibit 99.1 to this report and hereby incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1	Notice of Stock Option Grant and Agreement and/or Restricted Stock Grant Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2014	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ W. Douglas Benn
W. Douglas Benn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Notice of Stock Option Grant and Agreement and/or Restricted Stock Grant Agreement